                                                                   EXHIBIT 10.15

                            MT. DIABLO TECH CENTER
                               777 ARNOLD DRIVE
                             MARTINEZ, CALIFORNIA

                                 OFFICE LEASE

                                HOMESHARK, INC.

                            MT. DIABLO TECH CENTRE
                               777 ARNOLD DRIVE
                             MARTINEZ, CALIFORNIA

                                  OFFICE LEASE

                               Table of Contents

                                                                    Page


1.      Premises....................................................  1
        --------

2.      Term........................................................  1
        ----

3.      Rent........................................................  4
        ----

4.      Taxes and Operating Expenses................................  5
        ----------------------------

5.      Other Taxes.................................................  7
        -----------

6.      Use.........................................................  8
        ---

7.      Services, Utilities, and Parking............................ 10
        --------------------------------

8.      Maintenance, Repairs and Alterations........................ 10
        ------------------------------------

9.      Insurance and Indemnity..................................... 12
        -----------------------

10.     Damage or Destruction....................................... 14
        ---------------------

11.     Eminent Domain.............................................. 15
        --------------

12.     Assignment and Subletting................................... 15
        -------------------------

13.     Default by Tenant........................................... 18
        -----------------

14.     Landlord's Right to Cure Defaults........................... 21
        ---------------------------------

15.     Default by Landlord......................................... 21
        -------------------

16.     Security Deposit............................................ 21
        ----------------

17.     Estoppel Certificate........................................ 22
        --------------------

18.     Subordination, Amendment for Lender......................... 22
        -----------------------------------

19.     Attorneys' Fees............................................. 23
        ---------------

20.     Notices..................................................... 23
        -------

21.     General Provisions.......................................... 23
        ------------------

22.     Rider and Exhibits.......................................... 25

Exhibits

Exhibit A - Outline of Premises
Exhibit B - Verification Memorandum
Exhibit C - Initial Improvement of Premises

                            MT. DIABLO TECH CENTER
                               777 ARNOLD DRIVE
                             MARTINEZ, CALIFORNIA
                            BASIC LEASE INFORMATION

                                                   Lease Reference
                                                   ---------------

Effective Date:   December 31, 1998

Landlord:         MT. DIABLO TECH, LLC, a
                  California limited liability
                  company

Tenant:           HOMESHARK, INC., a
                  California corporation

Premises and Building Address:                     Paragraph 1

                  Entire Second Floor
                  777 Arnold Drive
                  Martinez, California

Approximate Area  of Premises:
                  Approximately 33,424
                  rentable square feet ("rsf")
                  of "Office Space" and
                  commencing on the Warehouse
                  Commencement Date, 9,343 rsf
                  of "Warehouse Space" as
                  shown on Exhibit A
                           ---------

Term Commencement:Office Space:                    Paragraph 2
                  The later of (i) March 1,
                  1999 and (ii) the date that
                  the Tenant Improvements are
                  substantially completed (as
                  defined in paragraph 7 of
                  Exhibit C).
                  ---------
                  Warehouse Space: October 1,
                  1999 (the "Warehouse
                  Commencement Date")

Term Expiration:  The last day of the (60th)       Paragraph 2
                  full month following the
                  Term Commencement.
Base Rent:                                         Paragraph 3 (a)

                  Term Commencement - Last day     $1.20 per rsf of
                  of 20th month                    Premises per month

                  First day of 21st month -        $1.25 per rsf of

                  Last day of 40th month           Premises per month

                  First day of 41st month -        $1.30 per rsf of
                  Term Expiration                  Premises per month

Tenant's Percentage Share:                         Paragraph 4(a)

                  33,424 rsf / 70,503 rsf =
                  47.41%

                  Commencing on the Warehouse
                  Commencement Date increasing
                  to 42,767 rsf / 70.503 rsf =
                  60.66%

Base Year for Operating Expenses and Property      Paragraph 4(b), (c)
Taxes:            1999

Security Deposit:   $80,200.00                     Paragraph 16
                    Increasing as of May 1,
                    1999 to $102,600.00

Parking Spaces Allocated to Tenant: 134            Paragraph 7(e)

Tenant's Address for Notices:
                  HomeShark, Inc.
                  118 King Street, Suite 226
                  San Francisco, CA 94107
                  Attn: Lee Kirkpatrick,
                  Chief Financial Officer

                  with a copy to:
                  Premises
                  Attn:  Facilities Manager

Landlord's Address  Paragraph 21
for Notices:      Mt. Diablo Tech, LLC
                  c/o SRM Associates
                  1125 Atlantic Avenue, Suite 102
                  Alameda, California 94501
                  Attn: Steven R. Meckfessel
                  Telecopier No. (510) 864-1020

Broker(s):        Cushman & Wakefield of           Paragraph 22(k)
                  California, Inc. and CRS
                  Commercial Real Estate
                  Services

Exhibits:

                  Exhibit A - Outline of Premises
                  Exhibit B - Verification Memorandum
                  Exhibit C - Initial Improvement of the Premises

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                            MT. DIABLO TECH CENTER
                               777 ARNOLD DRIVE
                             MARTINEZ, CALIFORNIA
                            BASIC LEASE INFORMATION


          THIS LEASE is made and entered into as of the Effective Date by and between MT. DIABLO TECH, LLC., a California limited liability company ("Landlord"), and HOMESHARK, INC., a California Corporation ("Tenant").

     1.   Premises.
          --------

          (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the Premises described as approximately 33,424 rsf on the second floor within the building commonly known as 777 Arnold Drive, Martinez, California (the "Building"). As of the Warehouse Commencement Date, the Premises shall be expanded to include 9,343 rsf of additional space in the Building. The Premises are more specifically identified on Exhibit A attached hereto. The
                                             ---------
Premises, the Building and the legal parcel on which the Building is located, together with adjacent parking and other appurtenances, are collectively, the "Property."

          (b) Prior to delivery of the Premises to Tenant, Landlord shall cause the substantial completion of the improvements within the Premises and the Building as described in Exhibit C.
                         ---------
     2.   Term.
          ----

          (a) The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord shall permit Tenant to occupy the Premises prior to the date of term commencement, such occupancy shall be subject to all the terms of this Lease. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Date of term commencement, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord covering initial improvement of the Premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. The date of term expiration shall be extended by the number of days of delay in delivery of possession and any additional period required so that it will expire on the last day of a calendar month, and the commencement and expiration dates shall be confirmed in a Verification Memorandum in the form of Exhibit B executed by Landlord and Tenant promptly following delivery of
---------
possession. Landlord shall allow Tenant and its representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance as described in
Section 9 shall be in effect as of the time of such entry. Tenant shall not be obligated to pay Rent or Operating Expenses during such early entry period.

          (b) Tenant is hereby given one (1) option to extend the term of the Lease Term on all of the provisions contained in this Lease, except for Base Rent which shall be determined in accordance herewith. For the purposes of this Paragraph 2(b), the extension of the term of the Lease shall be referred to as the "Extended Term." The Extended Term shall be for a period of five (5) years commencing upon the expiration of the initial term of the Lease.

          (c) Tenant may exercise its right to the Extended Term by giving Landlord written notice ("Option Notice") thereof at least nine (9) months but not more than twelve (12) months before the expiration of the initial term of the Lease. If Tenant is in default of its obligations under the Lease, which default remains uncured after notice from Landlord for the time period set forth in Paragraph 13(a), on the date of giving such Option Notice, such Option Notice shall be invalid and the Lease shall expire at the end of the initial term of the Lease. If Tenant is in default in its obligations under the Lease after notice from Landlord, which default remains uncured for the time period set forth in Paragraph 13(a), on the date the Extended Term is to commence, the Extended Term shall not commence and this Lease shall expire at the end of the initial Lease Term.

          (d) The parties shall have thirty (30) days after Landlord receives the Option Notice in which to agree on the Base Rent to be paid during the Extended Term. Said rental shall approximate as nearly as possible the then fair rental value of the Premises based upon the use specified in Paragraph 6 hereof and the location of the Premises in the Martinez/Pleasant Hill/Concord area. If the parties agree on the Base Rent for the Extended Term during that period, they shall immediately execute an amendment to this Lease stating the new Base Rent.

          (e) If, within said 30-day period, the parties cannot agree upon the fair rental value for the Premises as of the first day of the Extended Term, the parties shall submit the matter to binding appraisal in accordance with the following procedure: Within sixty (60) days from the date of the first meeting between Landlord and Tenant, the parties shall either (1) jointly appoint an appraiser for this purpose, or (2) failing this joint action, each separately designate a disinterested appraiser. The parties shall each pay one-half (1/2) of the fees and expenses of the jointly appointed appraiser; or, if the parties separately designate disinterested appraisers, the parties shall pay the fees and expenses of the appraiser appointed or designated by such party, and no person may be appointed as an appraiser unless he or she has at least five (5) years' experience in appraising office buildings in the same County and is a member of a recognized society of real estate appraisers. If the two (2) appraisers thus appointed cannot reach an agreement on the fair rental value within thirty (30) days after their appointment, the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If, within twenty (20) days after the third appraiser has been chosen, a majority of the appraisers cannot reach an agreement on the fair rental value, then the average of the two (2) closest appraisals shall determine the fair rental value. Each party shall pay one-half (1/2) of the fees and expenses of the third appraiser.

          (f) In the event the parties have not agreed on the fair rental value for the Premises upon the commencement date of the Extended Term, then Tenant shall make a payment of Base Rent equal to the monthly installment required to be paid for the last month of the initial term each and every month until the fair rental value has been determined. Upon such determination, the agreed fair rental value shall be retroactive to the commencement date of the Extended Term. Tenant shall, within ten (10) days thereafter, make up any accumulated deficiency for all months of the Extended Term.

          (g) Tenant shall have no other right to extend the term of the Lease beyond the Extended Term.

     3.  Rent.
         ----

          (a) Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent. Base Rent shall be payable upon Tenant's execution of this Lease and in advance on or before the first day of the first full calendar month following commencement of the term and of each successive calendar month thereafter during the term. Base Rent for any partial month at the beginning or end of the Term shall be appropriately prorated based on the actual number of days in the month.

          (b) Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant hereunder in addition to monthly rent, whether or not the same be designated "additional rent."

          (c) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any loan secured by the Building. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord within ten (10) days following the date due, Tenant shall pay to Landlord a late charge equal to 10 percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

          (e) All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at the address for payment set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

     4.   Taxes and Operating Expenses.
          ----------------------------

          (a) Tenant shall pay its percentage share, as specified in the Basic Lease Information, of the increase of all Property Taxes assessed in respect of the Property during the term over Base Property Taxes, and its percentage share of the increase of all actual Operating Expenses paid or incurred by Landlord over Base Operating Expenses. Tenant's percentage share is calculated by dividing the rentable area of the Premises, as set forth in the Basic Lease Information, by the rentable area of the Building. If during any calendar year during the term, the Building is not fully occupied on the average, Operating Expenses and Property Taxes shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses and Property Taxes had the total rentable area of the Building been 95 percent occupied during such calendar year.

          (b) For the purposes hereof, "Property Taxes" shall mean all real property taxes, assessments or governmentally imposed fees or charges (and any tax or assessment levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed, or which become a lien against the Property or payable during the term. Property Taxes shall also include the cost of protesting real property taxes and assessments. Base Property Taxes shall be those assessed during the Base Year set forth in the Basic Lease Information. Notwithstanding anything to the contrary herein, Tenant shall not be required to pay any portion of any tax or assessment expense (i) levied on Landlord's rental income, unless such tax or assessment expense is imposed in lieu of real property taxes; (ii) in excess of the amount which would be payable if such tax or assessment expenses were paid in installments over the longest possible term; (iii) imposed on land and improvements other than the Building and land appurtenant thereof; or (iv) attributable to Landlord's net income, inheritance, gift, transfer, franchise, estate or state taxes.

          (c) For the purposes hereof, "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay for the operation and management of the Property because of or in connection with the ownership and operation of the Property, including, without limitation: (i) all license, permit, and inspection fees except those incurred in connection with improving space in the Building for tenants (including Tenant); (ii) premiums for any insurance maintained by Landlord with respect to the Property (not to exceed premium amounts for insurance customarily carried by prudent landlords with respect to comparable office projects in the Martinez/Richmond area); (iii) wages, salaries and related expenses' and benefits of all on-site and off-site employees engaged in operation, maintenance and security for the Building, but excluding any executive salaries or other compensation to executives employed by Landlord; (iv) all supplies, materials, 'and equipment rental except rentals for equipment ordinarily considered to be of a capital nature unless such equipment is used in providing janitorial services to Building tenants; (v) all maintenance, repair, replacement, janitorial, security, and service costs, except to the extent any tenant pays for janitorial costs separately; (vi) management fees or a management cost recovery equal to a market rate management fee; (vii) all maintenance and repair costs related to the operation of the heating, ventilating and air conditioning equipment serving the Premises; (viii) professional services fees; (ix) amortization of the cost of capital improvements (together with interest thereon at the rate paid by Landlord or which would have been paid if Landlord had borrowed such funds) intended to reduce other Operating Expenses or are required by law; (x) all charges for heat, water, gas, electricity and other utilities used or consumed in the Building and surrounding areas, except to the extent to which any tenant pays such charges directly; and (xi) all other operating, management, and other expenses incurred by Landlord in connection with the operation of the Property. Landlord shall not collect in excess of 100% of all of Landlord's Operating Expenses and Landlord shall not recover, through Operating Expenses, any item of cost more than once. Operating Expenses shall not include the cost of repairs or restoration occasioned by a casualty to the extent covered by insurance proceeds made available to Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, legal fees related to other tenants' leases, advertising expenses, expenses for the renovating of space for new tenants, debt service payments by Landlord except as allowed above, nor any depreciation allowance or expense; costs for which Landlord has received reimbursement from others, or costs and services which Tenant reimburses Landlord or pays third parties or that Landlord provides selectively to one or more tenants of the Building; costs of repairs directly resulting from the negligence or willful misconduct of Landlord, its agents or employees; repairs or rebuilding necessitated by condemnation to the extent

Landlord receives proceeds from the applicable condemning authority; costs associated with the operation of the business of the limited liability company or entity which constitutes Landlord, or the operation of any parent, subsidiary or affiliate of Landlord, as the same are distinguished from the costs of operation of the Property; costs, fines or penalties incurred due to violation of any law by Landlord or the Landlord's Parties; any fee for Landlord's general administrative and overhead expenses; points, fees and other charges for Landlord's financing or refinancing of the Building, and penalties or charges for failure to perform Landlord's obligations under any financing secured by the Building; costs, fines or penalties incurred due to the negligence or willful misconduct of Landlord or the Landlord's Parties; costs relating to Hazardous Materials not stored, used or disposed of by Tenant or its representatives; costs relating to the repair, maintenance and replacement of the structural elements of the Building and the Property; and any other costs, expense, fee or charge which in accordance with generally accepted property management practices would not be considered an expense of managing, operating, maintaining and repairing the Property. Base Operating Expenses shall be those Operating Expenses paid by Landlord or which Landlord becomes obligated to pay during the Base Year. If Operating Expenses for the Base Year are not based on 12 months of actual operation of the Property at full capacity, then the Base Year Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total Building been fully occupied during such Base Year.

          (d) (i) Tenant shall pay to Landlord each month at the same time and in the same manner as monthly rent, 1/12th of Landlord's estimate of Tenant's share of the increase in Property Taxes and Operating Expenses for the then current calendar year payable by Tenant. Within 90 days after the close of each calendar year, or as soon after such 90 day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year with such back-up information as Tenant may reasonably request with regard to any particular expense. Landlord may determine some items of Property Taxes and Operating Expenses on a cash basis and other items on an accrual basis, so long as such determination is consistently applied to the same item during all accounting periods. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess against Operating Expenses and Property Taxes subsequently payable by Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 15 days after delivery of the statement.

               (ii) Tenant shall have the right, during normal business hours within sixty (60) days following Landlord's delivery of Landlord's statement regarding actual Property Taxes and actual Operating Expenses, to review and contest Landlord's determination.

Unless within such sixty (60) day period, Tenant gives notice to Landlord of its contest of Landlord's determination, Landlord's statement shall be deemed final and accepted by Tenant. Promptly after the giving of such written notice, Landlord shall meet with Tenant in an attempt to reconcile any outstanding disputes. Pending resolution of any dispute with Landlord, Tenant shall pay the amount set forth in Landlord's statement.

               (iii) The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and actual Operating Expenses for the last year of the term shall survive the termination of this Lease.

     5.   Other Taxes. Tenant shall pay or reimburse Landlord for any
          -----------
taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or leasehold improvements made in or to the Premises at Tenant's expense; for any taxes, assessments, fees or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the Premises or the parking facilities used by Tenant in connection with the Premises; and for any gross receipts tax imposed with respect to the rental payable hereunder.

     6.   Use.
          ---

          (a) The Premises shall be used and occupied by Tenant for general office use and for no other purpose. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term regulating the use by Tenant of the Premises except that repairs or alterations required to comply with laws general applicable to the condition of the Premises for use as office space, and not required or caused by Tenant's particular use or activities or by any alterations made or proposed by Tenant, shall be made by Landlord (and the cost thereof shall be included or excluded from Operating Expenses as provided in
Section 4 (c) (ix) above). Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or which unreasonably disturbs other tenants of the Building, nor shall Tenant, its employees, agents or invitees damage the Premises, the Building or related improvements, nor place or maintain any signs on or visible from the exterior of the Premises without Landlord's written consent, or use any corridors, sidewalks or other areas outside of the Premises for storage or any purpose other than access to the Premises. Tenant shall not conduct any auction at the Premises. Notwithstanding any other provision of this Lease, Tenant shall not use, keep or permit to be used or kept on the Premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the Premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause an increase in premiums payable under, or a cancellation of, any policy of insurance maintained by Landlord in connection with the Premises or the Building or which would violate the terms of any covenants, conditions or restrictions affecting the Building or the land on which it is located.

          (b) Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of hazardous, toxic, or radioactive materials (collectively, "Hazardous Materials") provided that the foregoing shall not include the obligation to remove, remediate, clean up, detoxify or pay for the cost to investigate or monitor any Hazardous Materials unless the same were caused to be located on or about the Premises by Tenant, its agents, or employees or were disturbed or exacerbated by Tenant, its agents or employees. As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," "hazardous materials, "hazardous wastes," "chemicals known to cause cancer or reproductive toxicity, "radioactive materials, 11 or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., 33 U.S.C. Section 1251 et seq., 42 U.S.C.
                                                       -- ---
Section 300(f) et seq., 42 U.S.C. 7401 et seq., California Health and Safety Code Section 25249.5 et seq., California Water Code Section 13000 et seq., California Health and Safety Code Section 39000 et seq. and any other governmental statutes, ordinances, rules, regulations, and precautions adopted pursuant to the preceding laws or other similar laws, regulations and guidelines now or hereafter in effect. Tenant shall not cause, or allow anyone else to cause, any Hazardous Materials to be used, generated, stored, or disposed of on or about the Premises or the Building other than reasonable quantities of office and cleaning supplies in their retail containers. Tenant shall defend (with counsel reasonably approved by Landlord), indemnify and hold Landlord, its trustees, employees and agents, any entity having a security interest in the Premises or the Building, and its and their employees and agents (collectively, "Indemnitees") harmless from and against, and shall reimburse the Indemnitees for, all liabilities, claims, costs, damages, and depreciation of property value, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant, including, without limitation, the cost of any required or necessary investigation, monitoring, repair, cleanup, or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, as well as penalties, fines and claims for contribution to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant. Neither the consent by Landlord to the use, generation, storage, or disposal of Hazardous Materials nor the strict compliance by Tenant with all statutes, laws, ordinances, rules, regulations, and precautions pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification set forth above. Tenant's obligations under this paragraph 6 shall survive the expiration or termination of this Lease.

          (c) Landlord represents and warrants that Landlord has no actual knowledge of any Hazardous Materials in more than de minimus amounts in, on or about the Building, except as disclosed in that certain Phase I report by Erler & Kalinowski, Inc. dated March 30, 1998 delivered by Landlord to Tenant. Except to the extent that the Hazardous Materials in question was released, omitted, used, stored, manufactured, transported or discharged by Tenant, or its agents, employees or contractors, in violation of applicable laws, Tenant shall not be responsible for and Landlord shall indemnify, defend with counsel reasonably acceptable to Tenant, protect and hold harmless Tenant from any claim, remediation obligation, investigation obligation, monitoring obligation, removal obligation, cause of action, penalty, attorneys' fee, cost, expense or damage owing or alleged to be owing to any third party with respect to any Hazardous Materials present on or about the Premises, the Building or the Property, or the soil, groundwater or surface water thereof. Landlord's representations, warranties and indemnification under this paragraph shall survive termination of this Lease.

     7.   Services, Utilities, and Parking.
          --------------------------------

          (a) Tenant shall pay for all water, electricity, gas, telephone services and its share of refuse collection services furnished to Tenant or the Premises. Such services shall be separately metered or allocated and charged to Tenant by the provider thereof and paid directly by Tenant; however, if such services are not separately metered then such services shall be billed to Tenant based on its pro rata share of usage, and Tenant shall pay Landlord such billed sum within ten (10) days of receiving an invoice therefor.

          (b) Landlord shall not be liable for damages, consequential or otherwise, nor shall there be any rent abatement, arising out of any curtailment or interruption whatsoever in utility services unless due to the negligence or willful misconduct of Landlord or the Landlord's Parties and such interruption or curtailment continues for a period of ten (10) or more consecutive days. In such event rent shall be abated until such utility services are restored to the extent of the interference with Tenant's use of the Premises occasioned thereby. Landlord shall use commercially reasonable efforts to cause all utility services for the Building which may be curtailed or interrupted to be fully restored.

          (c) Tenant shall be responsible for its own janitorial services to the Premises as may be customary for comparable office buildings.

          (d) Tenant shall be entitled to use on a non-designated basis approximately 134 vehicle parking spaces on the Property without paying any additional rent therefor. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Property. Vehicles shall be parked only in striped parking spaces and not in driveways or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them.

     8.   Maintenance, Repairs and Alterations.
          ------------------------------------

          (a) Subject to the provisions of paragraph 10 below, and except for damages caused by Tenant, its agents or invitees, Landlord shall keep in good condition and repair and replace when necessary the foundations and exterior walls and roof of the Building and all common areas within the Building not leased to tenants. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises or the Building in good order, condition and repair.

          (b) Tenant shall, at Tenant's expense, maintain the interior portion of the Premises including, but not limited to, all plumbing and electrical fixtures and outlets, all computer and telecommunications wiring and outlets, and any interior glass in good condition and repair. With respect to the electrical and plumbing systems serving the Premises, Tenant shall be responsible for the maintenance and repair of any such systems only to the point where such systems join a main or other junction (e.g., sewer main or electrical transformer) serving more than one user, unless such repair is specifically due to Tenant's misuse. If Tenant fails to do so Landlord may, but shall not be required to, enter the Premises and put them in good condition, and Landlord's costs thereof shall automatically become due and payable as additional rent. At the expiration of the term Tenant shall deliver up possession of the Premises in good condition and repair, ordinary wear and tear, acts of God, casualties, condemnation and alterations with respect to which Landlord has not reserve the right to require removal excepted.

          (c) Tenant shall not, without Landlord's prior consent, which shall not be unreasonably withheld, conditioned or delayed, make any alterations, improvements or additions in or about the Premises. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's prior consent for minor, nonstructural alterations that (i) do not affect any of the Building systems, (ii) are not visible from the exterior of the Premises, and (iii) cost less than Fifteen

Thousand Dollars ($15,000.00) per work of improvement, so long as Tenant gives Landlord notice of the proposed alterations as set forth below. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and to restore the Premises to their prior condition. Before commencing any work relating to alterations, additions or improvements affecting the Premises, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish complete drawings and specifications describing such work as well as such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises, the Building and Landlord from mechanics, liens or any other liens. In any event, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics, liens to be levied against the Premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work performed or claimed to have been performed on the Premises by or at the direction of Tenant. All alterations, improvements or additions in or about the Premises performed by or on behalf of Tenant other than Tenant's Work shall be done by contractors reasonably designated or approved by Landlord, in a first-class, workmanlike manner which does not disturb or interfere with other tenants and in compliance with all applicable laws, ordinances, regulations and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the Premises and the Building. Prior to commencing any such work, if required by Landlord, Tenant shall purchase builder's risk insurance in an amount no less than the value of the completed work of alteration, addition or improvement on an all-risk basis, covering all perils then customarily covered by such insurance. In addition, prior to the commencement of any such work, if Landlord so requests in connection with alterations the cost of which shall exceed $100,000, Tenant shall furnish to Landlord performance and payments bonds in a form and issued by a surety reasonably acceptable to Landlord in an amount equal to the cost of such work of alteration, improvement or addition. Notwithstanding anything in this paragraph 8 to the contrary, upon Landlord's request, Tenant shall remove any contractor, subcontractor or material supplier from the Premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building or damage to the Premises or the Building. Upon completion of work performed for Tenant, at Landlord's request Tenant shall deliver to Landlord evidence of full payment therefor and full and unconditional waivers and releases of liens for all labor, services and/or materials used. Unless Landlord requires their removal, as set forth above, all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the termination or expiration of the term; provided, however, that

Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the Premises so that they cannot be removed without material damage to the Premises, shall remain the property of Tenant and shall be removed by Tenant. Tenant may, at its own cost and expense, subject to any necessary governmental approvals and Landlord's approval with respect to screening and location, install a back-up electrical generator serving the Premises near the exterior of the Building.

     9.   Insurance and Indemnity.
          -----------------------

          (a) Tenant shall obtain and maintain during the term of this Lease commercial general liability insurance with a combined single limit for personal injury and property damage in an amount not less than $2,000,000, and employer's liability and workers' compensation insurance as required by law. Tenant's commercial general liability insurance policy shall be endorsed to provide that
(1) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord,
(2) Landlord is named as additional insured, (3) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (b) below, and (4) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the reasonable opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, within 30 days following Landlord's request, such coverage shall be appropriately increased. Tenant shall also obtain and maintain insurance ("Personal Property Insurance") covering leasehold improvements paid for by Tenant and Tenant's personal property and fixtures from time to time in, on, or at the Premises, in an amount not less than 100% of the full replacement cost, without deduction for depreciation, providing protection against events protected under "All Risk Coverage," as well as against sprinkler damage, vandalism, and malicious mischief. Any proceeds from the Personal Property Insurance shall be used for the repair or replacement of the property damaged or destroyed, unless this Lease is terminated under an applicable provision herein. If the Premises are not repaired or restored following damage or destruction in accordance with other provisions herein, Landlord shall receive any proceeds from the Personal Property Insurance allocable to Tenant's leasehold improvements. Tenant shall obtain and maintain business interruption insurance in an amount not less than the greater of Tenant' s annual gross revenue or an amount adequate to provide for payment of Base Rent and other amounts due Landlord under this Lease during a one year interruption of Tenant's business by fire or other casualty. Prior to the commencement of the term, Tenant shall deliver to Landlord duplicates of such policies or certificates thereof with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord replacement or renewal binders, followed by duplicate policies or certificates within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policies or certificates as herein required, Landlord may, at its election, but shall not be obligated to, upon ten (10) days prior to notice to Tenant, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord. Tenant shall have the right to provide all insurance coverage required herein to be provided by Tenant pursuant to blanket policies so long as such coverage is expressly afforded by such policies.

          (b) Landlord hereby waives all claims against Tenant, and Tenant's trustees, and its and their officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectable insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's trustees, and its and their officers directors, partners, employees, agents and representatives (collectively, "Landlord's Parties") for loss or damage to the extent such loss or damage is insured against under any valid and collectable insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

          (c) As insurance is available to protect it, and as long as such waiver does not violate public policy, Tenant hereby waives all claims against Landlord and Landlord's Parties for damage to any property or injury to or death of any person in, upon or about the Premises, the Building or the Property arising at any time and from any cause, excepting only the negligence or willful misconduct of Landlord or Landlord's Parties and Tenant shall hold Landlord and Landlord's Parties harmless from and defend Landlord and Landlord's Parties against (i) all claims for damage to any property or injury to or death of any person arising in or from the use of the Premises by Tenant, except as to Landlord or any of Landlord's Parties such as is caused by the negligence or willful misconduct of Landlord or that of Landlord's Parties otherwise entitled to indemnification, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents or contractors in, upon or about those portions of the Building other than the Premises. The foregoing indemnity obligation of Tenant shall include attorneys, fees, investigation costs and all other costs and expenses incurred by Landlord or any of Landlord's Parties from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 9 shall survive the expiration or termination of this Lease with respect to any damage, injury or death occurring prior to such time.

          (d) During the Lease term, to the extent such coverages are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Building with responsible insurers, on an "all risk" or "special form" basis, insuring the Building and the

Tenant's Work in an amount equal to the full replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord shall also maintain in full force throughout the term, commercial general liability insurance providing coverage in amounts carried by prudent owners of commercial property located in the vicinity of the Property. The cost of the premiums shall be included in Operating Expenses.

          (e) Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be released from, and shall indemnify, defend, protect and hold harmless Tenant from, all damages arising from the negligence or willful misconduct of Landlord or its agents, employees, contractors or invitees; Landlord's violation of applicable laws, or a breach of Landlord's obligations or representations under this Lease.

     10.  Damage or Destruction.
          ---------------------

          (a) If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by insurance proceeds made available to Landlord for such purpose, Landlord shall proceed with reasonable diligence to repair the damage or destruction and restore the Building to substantially the same condition that existed prior thereto and this Lease shall not be terminated; provided, however, that if in the reasonable opinion of Landlord's architect or contractor the work of repair cannot be completed in 180 days following such damage or destruction, Landlord may at its election terminate this Lease by notice given to Tenant within 30 days following the event Landlord shall promptly deliver to Tenant a copy of the time estimate prepared by the architect or contractor estimating the time for repair and restoration of the Premise.

          (b) If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is not wholly covered by insurance proceeds made available to Landlord for repair or reconstruction, Landlord may at its election by notice to Tenant given within 30 days following the event either restore the Premises to substantially the same condition as existed prior thereto or terminate this Lease.

          (c) In case of destruction or damage which materially interferes with Tenant's use of the Premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the Premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the Premises or any work of repair undertaken as herein provided. Tenant expressly waives the provisions of Section 1932 and Section 1933(4) of the California Civil Code which are superseded by this paragraph 10.

          (d) Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration: (i) the Premises, with reasonable diligence, cannot be fully repaired by Landlord within one hundred eighty (180) days after the damage or destruction; or (ii) the Premises are substantially damaged by any peril within the last twelve (12) months of the Term.

     11.  Eminent Domain. If all or any part of the Premises shall be
          --------------
taken as a result of the exercise of the power of eminent domain or sold by Landlord under threat thereof, this Lease shall terminate as to the part so taken as of the date of taking or sale and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within 30 days after such date if the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises for Tenant's purposes. In the event of any taking or such sale, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

     12.  Assignment and Subletting.
          -------------------------

          (a) Tenant shall not assign this Lease or any interest herein or sublet the Premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the Premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein. As a further condition to any consent granted by Landlord, the proposed assignee or sublessee shall agree in writing to perform for the benefit of Landlord all of the Tenant's obligations under this Lease or so much thereof as are allocable to any portion of the Premises proposed to be sublet.

          (b) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

               (1) in Landlord's reasonable judgment, the use of the Premises would entail any alterations which would lessen the value of the leasehold improvements in the Premises, or would require materially increased services by Landlord;

               (2) in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

               (3) in the case of a subletting of less than the entire Premises, if the subletting would result in the division of the Premises into more than two subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises.

          (c) If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 10 days after Tenant's notice is given, to terminate the Lease as to that portion of the Premises proposed to be sublet, effective as of the date of the proposed subletting if Tenant proposes to sublease more than 60% of the Premises. Landlord may enter into a lease with the proposed subtenant. if Tenant proposes to assign this Lease, Landlord may, by notice given within 20 days of Tenant's notice, elect to terminate this Lease as of the date of the proposed assignment. If Landlord so terminates this Lease, Landlord may, if it elects, enter into a new lease covering the Premises or a portion thereof with the intended assignee or subtenant on such terms as Landlord and such person may agree, or enter into a new lease covering the Premises or a portion thereof with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. Landlord's exercise of its aforesaid option shall not be construed to impose any liability upon Landlord with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Tenant in connection with its proposed subletting or assignment. If Landlord does not exercise its options to terminate this Lease or sublet the Premises, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as hereinabove provided.

          (d) As used in this paragraph 12, the term "assign" or "assignment" shall include, without limitation, any sale, transfer or other disposition of all or any portion of Tenant Is estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise.

     Notwithstanding anything to the contrary contained in this Lease, Tenant, without Landlord's prior written consent, but with prior notice thereof, may sublet the Premises or assign this Lease to: (i) a subsidiary, affiliate, franchise, division or corporation controlling, controlled by or under common control with Tenant, (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action; or (iii) a purchaser of substantially all of Tenant's assets located at the Premises by stock purchase or otherwise, (collectively, "Permitted Transferees"). For purposes of this Lease, a sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, subletting or other transfer of this Lease or the Premises requiring Landlord's consent. The provisions of Section 12
(f) and (g) shall not apply with respect to the transfer to a Permitted Transferee.

          (e) No sublessee shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if tenant were entering into a new sublease.

          (f) In the case of an assignment, one-half of all sums or other economic consideration received by Tenant as compensation for such assignment shall be paid to Landlord after first deducting the cost of any related real estate commissions, tenant improvements, and reasonable legal fees incurred in connection with such assignment. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by subtracting from the installment an amount equal to the total amount of the foregoing permitted deductions divided by the total number of installments.

          (g) In the case of a subletting, one-half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, and (2) the cost of any related real estate commissions and reasonable legal fees incurred in connection with such subletting, amortized over the term of the sublease.

          (h) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of' exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

          (i) If Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys, fees incurred in connection therewith not to exceed $1000.00 per transaction.

          (j) The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies as defined below in
Section 13.

     13.  Default by Tenant.
          -----------------

          (a) Any of the following events shall constitute events of default under this Lease:

               (1) a default by Tenant in the payment of-any rent or other sum payable hereunder within five (5) days after written notice that it is due;

               (2) a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 30 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation more than one time in any twelve-month period and notice of such default has been given by Landlord in such instance, no cure period shall thereafter be applicable hereunder; or

               (3) the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution.

          (b) Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

               (1) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

               (2) In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

               (3) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation,
     (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the Premises.

               (4) For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the Premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above and any "free rent" or rent waived or abated by Landlord as an inducement for Tenant to enter into this Lease.

               (5) Landlord's acceptance of payment from Tenant of less than the amount of rent then due shall not constitute a waiver of any rights of Landlord or Tenant including, without limitation, any right of Landlord to recover possession of the Premises.

               (6) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

          (c) Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

          (d) Tenant hereby waives all rights under California Code of Civil Procedure Section 1179 and California Civil Code Section 3275 providing for relief from forfeiture, and any other right now or hereafter existing to redeem the Premises or reinstate this Lease after termination pursuant to this paragraph 14 or by order or judgment of any court or by any legal process.

          (e) Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereby against the other on any matters not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy.

          (f) The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

     14.  Landlord's Right to Cure Defaults. If Tenant shall fail to pay
          ---------------------------------
any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 30 days after written notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

     15.  Default by Landlord. Landlord shall not be in default under this
          -------------------
Lease unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no, event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for 'performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

     16.  Security Deposit. On execution of this Lease Tenant shall
          ----------------
deposit with Landlord the sum specified in the Basic Lease Information (the "Deposit"). The Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease beyond applicable cure periods. Following an event of default by Tenant under this Lease, Landlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and within 30 days after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

     17.  Estoppel Certificate.
          --------------------

          (a) Tenant shall at any time within 10 business days following request from Landlord execute, acknowledge and deliver to Landlord a statement certifying (1) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (2) the date to which the rent, and other sums payable hereunder have been paid, (3) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and (4) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant: (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) that there are no uncured defaults in Landlord's performance, and (3) that not more than one month's rent has been paid in advance.

          (c) If Landlord desires to sell, finance or refinance the Building, within 10 days of Landlord's request, Tenant shall deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

     18.  Subordination, Amendment for Lender.
          -----------------------------------

          (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default beyond applicable cure periods and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, beneficiary, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment. Tenant's subordination to any future lender shall be conditioned upon obtaining subordination and non-disturbance agreement reasonably acceptable to Tenant.

          (b) Within 10 days of Landlord's request therefor, Tenant shall execute and deliver such amendments of this Lease as shall have been required by Landlord's lender in connection with the making of a loan to be secured by the Property, provided such amendment does not increase the obligations of Tenant under this Lease or materially or adversely affect Tenant's leasehold interest.

     19.  Attorneys' Fees. If either party commences an action or proceeding
          ---------------
 against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the prevailing party in such action or proceeding and in any appeal in connection therewith shall be entitled to have and recover from the unsuccessful party reasonable attorneys' fees, court costs, expenses and other costs of, investigation and preparation. If such prevailing party recovers a judgment in any such action, proceeding, or appeal, such attorneys' fees, court costs and expenses shall be included in and as a part of such judgment.

     20.  Notices. All notices, consents, demands and other communications
          -------
from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, or delivered to a generally recognized overnight courier service, charges prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a notice to Tenant; or, in the case of Tenant, delivered to Tenant at the Premises. If any notice is required to be given on a Saturday, Sunday or legal holiday, then the notice shall be deemed to have been due on the next business day.

     21.  General Provisions.
          ------------------

          (a) This Lease shall be governed by and construed in accordance with the laws of the State of California.

          (b) The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          (c) This Lease contains all agreements of the parties with respect to any matter mentioned herein and supersedes any verbal and any prior written understanding, conditions, representations, agreements or covenants, and may be modified in writing only, signed by the parties.

          (d) No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent or any partial payment hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          (e) If Tenant remains in possession of the Premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of one and a half times the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

          (f) Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors and assigns.

          (g) Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times upon reasonable advance notice for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last 120 days of the term place on or about the Premises any ordinary "For Lease" sign.

          (h) If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors and that this Lease is binding upon the corporation in accordance with its terms.

          (i) The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

          (j) Tenant warrants that it has had no dealings with any real estate broker or agent other than the Broker(s) identified in the Basic Lease Information in connection with the Premises or this Lease. Tenant shall indemnify Landlord and hold it harmless from and against all claims, demands, costs or liabilities (including, without limitation, attorneys' fees) asserted by any party other than such Broker(s) based upon dealings of that party with Tenant in connection with the Premises or this Lease.

     22.  Rider and Exhibits. The rider and exhibits, if any, specified in
          ------------------
the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

          IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below.

TENANT:                                 LANDLORD:

HOMESHARK, INC., a California           MT. DIABLO TECH, LLC., a
Corporation                             California limited liability
                                        company

By_______________________________
                                        By   Silverado Associates, LLC,
     Its ________________________            Its Managing Member


By ______________________________            By ________________________________

     Its ________________________            Its _______________________________

                                   EXHIBIT A
                                   ---------

                                   EXHIBIT B
                                   ---------

                               777 ARNOLD DRIVE

                            VERIFICATION MEMORANDUM

          Re: Office Lease dated December ___, 1998, between MT. DIABLO TECH, LLC, a California limited liability company ("Landlord"), and HOMESHARK, INC., a California corporation, ("Tenant"), and for Premises known as a portion Second Floor, 777 Arnold Drive, Martinez, California. Tenant hereby verifies that the dates and amounts stated below are correct and further acknowledges and accepts possession of the Premises.

Commencement Date:                  ____________________________________________

Expiration Date:                    _____________________________ (excluding any
                                    options)

Option to Extend:                   ____________________________________________

Initial Base Rent:                  $___________________________________________


TENANT:                             LANDLORD:

HOMESHARK, INC., a California       MT. DIABLO TECH, LLC, a
corporation                         California limited liability
                                    company


By___________________________
     Its ____________________      By Silverado Associates, LLC,
                                      Its Managing Member

                                   By __________________________________________
                                      Its ______________________________________

                                     -B-1-

                                  EXHIBIT C-1
                                  -----------

                                   HOMESHARK

                          BUILDING STANDARD FINISHES

CEILING:         Armstrong "Second Look" Mock 2 x 2 in new 2 x 4 Donnline grid.
                 Ceiling height to be maximized within constraints of HVAC ductwork, structure and electrical components.

LIGHTING:        2 x 4 parabolic fixture, lamping and ballast requirements to meet Title 24 requirements for energy efficiency and switching.

WALLS: Smooth finish, 2 coats latex paint, eggshell in office areas, semi-gloss in restrooms, if applicable

DOORS: Full-height, solid-core, stain-grade wood doors in metal frames with Schlage "D-Series" or equivalent lever hardware.

CARPET:          Allowance of $16 per square yard, installed.

RESILIENT FLR:   Armstrong "Excelon" or equivalent VCT in cafe and utility
                 areas, sheet vinyl in restrooms, if applicable

POWER/SIGNAL:    One combination telephone/data outlet (ring & string), two duplex outlets per private office and/or private room. With respect to workstations, Landlord shall provide power to the Building junction box, but Tenant shall be responsible, at Tenant's sole cost and expense, for distribution of power to its workstations.

                                   EXHIBIT C
                                   ---------

                        INITIAL IMPROVEMENT OF PREMISES

          1. Landlord and Tenant acknowledge that Tenant desires to effect improvements to the Premises and Building as herein provided. Landlord shall deliver possession of the Premises to Tenant (a) in compliance with all applicable laws (including, without limitation, The Americans With Disabilities Act of 1990), (b) with the roof in good repair, and (c) all electrical, plumbing, sewer, water, gas and other Building systems serving the Premises in good working condition and repair. If, during the first ninety (90) days of the Term, any such Building system is not in the condition required hereby or any repair as aforesaid has not been properly completed, Tenant shall notify Landlord of the need for repair, and the repair shall be promptly completed by Landlord at no cost to Tenant. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby agree that the installation of the Building elevator will not delay Tenant's occupancy and acceptance of the Premises, unless the applicable governmental authority will not allow Tenant to occupy the Premises until the elevator is completed.

          2. Tenant and Landlord hereby approve that certain space plan for the improvements for the Office Space to be made in the Premises and the Building prepared by Ibsen Senty Architecture (the "Architect") and dated December 18, 1998. In order to facilitate a timely delivery of the Warehouse Space to Tenant as of October 1, 1999, Ibsen/Sentry Architecture shall prepare a space plan for improvements within the Warehouse Space. Such Warehouse Space plans shall be subject to Landlord's and Tenant's mutual approval and shall include comparable improvements as the improvements contemplated for the Office Space (i.e., the same proportionate number of offices and building standard finishes, but not including the lunchroom or the restrooms) As used in this Exhibit C, the term space plan shall apply to both the Office Space and the Warehouse Space plans. The Architect shall prepare working drawings based upon such space plan for such improvements. The improvements reflected in the approved working drawings are hereinafter referred to as "Tenant's Work." Tenant's Work shall include Building standard finishes in accordance with Exhibit C-1 attached hereto.

          3. Landlord shall be responsible for submitting plans and specifications to the appropriate authorities for the issuance of required permits, and the cost of such permits shall constitute part of Tenant's Work. During the preparation and approval stages for the plans and specifications, Landlord shall use its best efforts and due diligence to apply for and obtain all required governmental permits and approvals in connection

                                     -C-1-
with Tenant's Work. Tenant shall fully cooperate with Landlord to obtain such permits and approvals including, without limiting the generality of the foregoing, executing permit applications and other documents and instruments needed by Landlord in connection therewith.

          4. Landlord shall obtain a bid for the completion of Tenant's Work from a general contractor experienced in constructing office leasehold improvements. Landlord shall enter into a contract with such general contractor and shall use its best efforts to cause the contractor to commence, diligently proceed with, and complete Tenant's Work in accordance with the approved plans and specifications. Tenant acknowledges that Landlord does riot warrant the timeliness of performance or the quality of the contractor's work.

          5. Tenant may request deviations or changes ("Change Orders") in Tenant's Work in the Premises from the plans and specifications as approved by Landlord and by the required governmental agencies to which Landlord shall have the right to give its prior written consent, which consent shall not be unreasonably withheld. The cost of Tenant's Work shall not include the cost of any Change Orders to the extent such Change Orders increase the total cost of Tenant's Work. In the event Landlord or the general contractor proceeds with such Change Orders without a prior determination of any increased costs or any increased construction time resulting from such Change Orders and without approval of such increases by Tenant, the amount thereof shall be as reasonably determined by Landlord upon completion of Tenant's Work.

          6. Landlord shall bear the cost of Tenant's Work as set forth in the approved plans and specifications, and Tenant shall be responsible for the cost of any Change Orders that increase the total cost of Tenant's Work. Landlord may, at its option, require that Tenant deposit with Landlord the amount of the cost of such Change Orders. Landlord shall, upon completion of Tenant's Work, submit to Tenant reasonable supporting documentation of the amount of any cost of Change Orders in excess of the total cost for Tenant's Work as set forth in the approved plans and specifications. If Tenant does not make timely payment to Landlord, Landlord may, but shall not be obligated to, advance Landlord's funds to pay Tenant ' s share of the cost of Tenant's Work and any funds so advanced shall be payable to Landlord upon demand as additional rent and shall bear interest as provided in Paragraph 3(e) of this Lease. Landlord, shall not be responsible for any further contributions toward Tenant Improvements following the date the Premises are "substantially completed" (as defined below).

          7. In addition the completion of Tenant's Work, Landlord shall construct and bear the cost of certain Building

                                     -C-2-
and Property improvements ("Property Improvements") described as follows: (i) installation of an elevator and (ii) installation of adequate telephone lines to the PacBell minimum point of entry ("MPOE") to the Building. If required by Tenant, Landlord shall make at least 300 pair of telephone lines available for Tenant's use. Tenant shall be responsible for pulling its telephone lines from the MPOE to the Premises and distribution thereof within the Premises.

          8. Landlord shall do the work needed to deliver the Premises to Tenant with Tenant's Work and the Property Improvements "substantially completed." The Premises shall be deemed "substantially completed" when (a) Landlord has completed the Tenant's Work and the Property Improvements in accordance with the final plans and specifications approved by Landlord and Tenant (except for Landlord's project manager's punch list, the completion or correction of which will not materially interfere with Tenant's use or occupancy of the Premises and the final completion of the elevator unless required by any governmental agency); (b) there remains no incomplete or defective item of Tenant's Work that would adversely affect Tenant's intended use of the Premises;
(c) Landlord has delivered possession of the Premises and the Tenant's Work to Tenant; and (d) Landlord has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises, the Tenant's Work, and the Property Improvements. Landlord shall use its best efforts to cause punch list items to be completed not later than 30 days, after Tenant's occupancy of the Premises.

          9. If Landlord shall be delayed in substantially completing Tenant's Work as a result of any of the following (hereinafter referred to as a "Tenant Delay"):

          a. Tenant's failure to pay, within 10 days after billing by Landlord, for any portion of the cost of Tenant's Work for which Tenant is responsible pursuant to paragraph 9 of this Exhibit C;

          b.   Tenant's change(s) in plans and specifications for Tenant's Work;
               or

          C. Tenant's request for special materials, finishes, or installations;

then, notwithstanding anything to the contrary contained in the lease, the commencement of rental shall be accelerated by the number of days of such Tenant Delay.

          Notwithstanding anything to the contrary contained in this Lease, Tenant's acceptance of the Premises subject to the punchlist shall not be deemed to be a waiver of Tenant's right to

                                     -C-3-
have defects in Tenant's Work or the Premises repaired at no cost to Tenant. Tenant shall give notice to Landlord whenever such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable.

                                     -C-4-